UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529
Houston,	TX	77041
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements
On April 28, 2020, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Oceaneering International, Inc. ("Oceaneering" or "us") approved, on a temporary basis, voluntary reductions in base salary for each of the continuing executive officers of Oceaneering listed in the "Summary Compensation Table" in Oceaneering's proxy statement for its 2020 annual meeting of shareholders as a named executive officer (the "Named Executive Officers"). Mr. Stephen P. Barrett, who was a named executive officer in 2020, retired as of April 3, 2020.
The salary reductions are effective as of May 1, 2020 and are equal to 10% of the amount of base salary that would have been paid to each of those Named Executive Officers from and after May 1, 2020, except that, in the case of Mr. Roderick A. Larson, our President and Chief Executive Officer, the reduction percentage is 15%. These salary reductions will have a corresponding effect on other regular compensation arrangements that are determined, in part, by the amount of a Named Executive Officer’s base salary, such as amounts under our 2020 Annual Cash Bonus Program and amounts credited to our Supplemental Executive Retirement Plan. These reductions will not affect the amounts that would be payable under any change-of-control agreements or other change-of-control arrangements, in the event a change of control were to occur during the period while these reductions are in effect. The Compensation Committee retains the discretion to end the 2020 salary reductions described above at any time.
On May 1, 2020, the Board approved reductions of 20% in the base cash retainer payments to Oceaneering's nonemployee directors for the third and fourth quarters of 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	May 1, 2020	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

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